Exhibit 99.3
APPENDIX B
EXECUTION COPY
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”), dated as of March 16, 2007, is made by and among (i) Hayes Lemmerz International, Inc., a Delaware corporation (the “Company”), (ii) Deutsche Bank Securities Inc. (“DBSI”) and (iii) SPCP Group, LLC (“SP”), and any parties identified on the signature pages of any Additional Investor Agreements (as defined below) executed and delivered pursuant to Section 12.2 hereto (each, including DBSI and SP, an “Investor” and, collectively, the “Investors”).
RECITALS
     WHEREAS, in connection with the consummation of the transactions contemplated by that certain Equity Purchase and Commitment Agreement dated as of March 16, 2007 (the “EPCA”) by and between the Company and DBSI, DBSI has agreed to purchase shares of Common Stock (as defined below) in accordance with the provisions of the EPCA;
     WHEREAS, in connection with the EPCA, DBSI and SP have entered into an agreement (the “Principal Additional Investor Agreement”), pursuant to which SP has agreed to purchase certain shares of the Common Stock;
     WHEREAS, in connection with the EPCA, DBSI and the other Investors may enter into one or more agreements (each, an “Additional Investor Agreement”), pursuant to which DBSI may arrange for one or more Investors to purchase certain shares of the Common Stock; and
     WHEREAS, in consideration of the Investors’ commitment to purchase the Common Stock pursuant to and on the terms and conditions set forth in the EPCA, the Company has agreed to enter into a registration rights agreement with respect to certain shares of Common Stock to be acquired by the Investors and certain of their Affiliates (as defined below).
AGREEMENTS
     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein and in the EPCA, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE I
Definitions
     For purposes of this Agreement, the following terms have the following meanings:
     “Additional Investor Agreement” has the meaning given to such term in the recitals hereof.
     “Affiliate” has the meaning given to that term pursuant to Rule 12b-2 under the Exchange Act.

     “Agreement” has the meaning given to that term in the introductory paragraph hereof.
     “Blackout Period” means any period during which, in accordance with Article VI hereof, the Company is not required to effect the filing of a Registration Statement or is entitled to postpone the preparation, filing or effectiveness, or suspend the effectiveness of a Registration Statement.
     “Business Day” means any day, other than a Saturday or Sunday, on which national banking institutions in New York, New York, are open.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Common Stock” means the shares of Common Stock, par value $0.01 per share, of the Company issued on and after the date hereof and any additional shares of common stock paid, issued or distributed in respect of any such shares by way of a stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise.
     “Company” has the meaning given to that term in the introductory paragraph hereof.
     “control” has the meaning given to that term under Rule 405 under the Securities Act (and “controlled” and “controlling” shall have correlative meanings).
     “DBSI” has the meaning given that term in the introductory paragraph hereof.
     “Demand Registration” has the meaning given to that term in Section 4.1 of this Agreement.
     “Demanding Holders” has the meaning given to that term in Section 4.1 of this Agreement.
     “Effective Date” means each effective date or deemed effective date under the Securities Act of any Registration Statement or any post-effective amendment thereto.
     “EPCA” has the meaning given that term in the recitals hereof.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.
     “Filing Date” means (a) with respect to the Initial Registration Statement, March 16, 2007, (b) with respect to a Registration Statement to be filed on Form S-1 (or any applicable successor form), not later than 60 days after receipt by the Company of a request for such Registration Statement and (c) with respect to a Registration Statement to be filed on Form S-3 (or any applicable successor form), not later than 30 days after receipt by the Company of a request for such Registration Statement.

     “Free Writing Prospectus” means a free writing prospectus as defined in Rule 405 under the Securities Act relating to the Registrable Securities included in the applicable registration.
     “Holder Shelf Offering” has the meaning given to that term in Section 3.2(a) of this Agreement.
     “Holders” means the Investors
     “Indemnified Person” has the meaning given to that term in Section 8.3 of this Agreement.
     “Indemnifying Person” has the meaning given to that term in Section 8.3 of this Agreement.
     “Initial Registration Statement” means the Registration Statement on Form S-3 to be filed by the Company pursuant to Rule 415 of the Securities Act relating to the offer and sale of Registrable Securities by the Holders from time to time.
     “Investor” and “Investors” have the meanings given to those terms in the introductory paragraph hereof.
     “Issuer Free Writing Prospectus” means an issuer free writing prospectus as defined in Rule 433 under the Securities Act.
     “Joinder Agreement” has the meaning given to that term in Section 12.2 of this Agreement.
     “Lock-Up” has the meaning given to that term in Section 4.3(c) of this Agreement.
     “Lock-Up Period” has the meaning given to that term in Section 4.3(c) of this Agreement.
     “Majority Selling Holders” means those Selling Holders whose Registrable Securities included in a specified registration represent a majority of the Registrable Securities of all Selling Holders included therein.
     “Material Adverse Effect” means a material adverse effect on the business, results of operations, properties, condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.
     “NASD” has the meaning given to that term in Section 7.1(m) of this Agreement.
     “NASDAQ” means the NASDAQ Global Market.
     “NYSE” means the New York Stock Exchange.

     “Officer’s Certificate” means a certificate signed on behalf of the Company by either the Chief Executive Officer or the Chief Financial Officer of the Company.
     “Other Stockholders” means any Person (other than the Holders) having rights to participate in a registration of the Common Stock.
     “Permitted Free Writing Prospectus” has the meaning given to that term in Article VIII of this Agreement.
     “Person” means any individual, corporation, general or limited partnership, limited liability company, joint venture, trust or other entity or association, including without limitation any governmental authority.
     “Piggyback Notice” has the meaning given to that term in Section 5.1 of this Agreement.
     “Piggyback Registration” has the meaning given to that term in Section 5.1 of this Agreement.
     “Preliminary Prospectus” means each prospectus included in a Registration Statement (and any amendments thereto) before it becomes effective, any prospectus filed with the SEC pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement, at the time of their effectiveness that omits the information required by Rule 430 of the Securities Act.
     “Principal Additional Investor Agreement” has the meaning given to such term in the recitals hereof.
     “Prospectus” means the prospectus relating to the Registrable Securities included in the applicable Registration Statement, and any such prospectus as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Qualified Registrable Securities” means at any time (a) shares of Common Stock purchased by a Holder pursuant to the EPCA, the Principal Additional Investor Agreement or any Additional Investor Agreement or held by an Investor as of the date of this Agreement, and (b) any additional shares of Common Stock paid, issued or distributed in respect of any shares of the types described in clause (a) of this definition by way of stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise; provided, however, that as to any Qualified Registrable Securities, such securities shall cease to constitute Qualified Registrable Securities upon the earliest to occur of: (i) the date on which the securities are disposed of pursuant to an effective registration statement under the Securities Act; (ii) the date on which the securities are disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act; and (iii) the date on which the securities cease to be outstanding.

     “Questionnaire” has the meaning given to that term in Section 3.2(a) of this Agreement.
     “Registrable Securities” means at any time (a) shares of Common Stock purchased by a Holder pursuant to the EPCA, the Principal Additional Investor Agreement or any Additional Investor Agreement or held by an Investor as of the date of this Agreement, (b) any other shares of Common Stock held by any of the Holders now or at any time in the future, and (c) any additional shares of Common Stock held by a Holder paid, issued or distributed in respect of any shares of the types described in clauses (a), (b) and (c) of this definition by way of stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which the securities are disposed of pursuant to an effective registration statement under the Securities Act; (ii) the date on which the securities are disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act; and (iii) the date on which the securities cease to be outstanding.
     “Registration Expenses” has the meaning given to that term in Section 7.4(a) of this Agreement.
     “Registration Statement” means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.
     “Required Period” means: (i) with respect to the Initial Registration Statement, three years following the first day of effectiveness of such Registration Statement; and (ii) with respect to any other Registration Statement, 270 days following the first day of effectiveness of such Registration Statement, or with respect to clauses (i) and (ii) such shorter period of time at which all Registrable Securities registered pursuant to such Registration Statement have been disposed of or no longer constitute Registrable Securities.
     “Rights Offering” shall have the meaning given to such term in the EPCA.
     “Rule 144” means Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
     “SEC” means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.
     “Selling Holder” means, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

     “Selling Holder Information” has the meaning given to that term in Section 3.2(a) of this Agreement.
     “SP” has the meaning given that term in the introductory paragraph hereof.
     “Underwritten Registration” or “Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.
     “Underwritten Registration” or “Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.
ARTICLE II
Representations and Warranties of the Company
     2.1 Representations and Warranties. The Company represents and warrants to each Investor as set forth below, as of the date hereof, as of each Effective Date and during the period that any Registration Statement is available for sales by the Investors pursuant to the terms hereof as follows:
     (a) Registration Statement, Preliminary Prospectus and Prospectus. Each Registration Statement or any post-effective amendment thereto, as of its Effective Date, complied or will comply in all material respects with the Securities Act, and did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the applicable filing date and at the time of delivery or deemed delivery of each Prospectus and any amendment or supplement thereto, such Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus will comply in all material respects with the Securities Act, will be filed in accordance with the Securities Act (to the extent required thereby) and, and at the time of filing or delivery when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, and at the Effective Date did not or will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Preliminary Prospectus, at the time of filing thereof and at the time of delivery or deemed delivery, complied or will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation and warranty with respect to any statements or omissions made in reliance on and in conformity with information relating to any Investor furnished to the Company in writing by the Investor or the Additional Investors expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.
     (b) Financial Statements. Except as otherwise disclosed in the Registration Statement and the Preliminary Prospectus or any documents incorporated therein by reference,

the financial statements and the related notes of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Preliminary Prospectus comply or will comply, as the case may be, in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position, results of operations and cash flows of the Company and its subsidiaries as of the dates indicated and for the periods specified; such financial statements have been or will be prepared in conformity with U.S. generally accepting accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference therein, present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement and the Preliminary Prospectus, has been or will be derived from the accounting records of the Company and its subsidiaries and presents fairly or will present fairly the information shown thereby; and any pro forma financial information and the related notes that may be included or incorporated by reference in the Registration Statement and the Preliminary Prospectus, has been or will be prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are or will be reasonable and are or will be set forth in or incorporated by reference in the Registration Statement and the Preliminary Prospectus.
ARTICLE III
Initial Registration
     3.1 Initial Registration Statement.  Subject to the terms and conditions set forth in this Agreement, the Company shall cause the Initial Registration Statement to be filed with the SEC not later than 5:30 pm Eastern Time on the Filing Date, and the Company shall use its commercially best efforts to cause it to be declared effective by the SEC as promptly as practicable thereafter, and in any event, prior to the closing of the Rights Offering. Once the Initial Registration Statement is declared effective by the SEC, the Company shall use its commercially best efforts to cause the Initial Registration Statement to remain continually effective, and supplemented and amended throughout the Required Period. The Company’s obligations under this Section 3.1 are subject to the provisions of Article VI.
     3.2 Initial Registration Procedures.
     (a) During the Required Period, any Holder shall be entitled, subject to the remainder of this Section 3.2, to sell all or any part of the Registrable Securities registered on behalf of such Holder pursuant to the Initial Registration Statement (“Holder Shelf Offering”). Notwithstanding any other provision of this Agreement, no Holder may include any of its Registrable Securities in a Holder Shelf Offering pursuant to this Agreement unless the Holder shall provide to the Company a fully completed notice and questionnaire in substantially the form set forth in Exhibit A hereto (the “Questionnaire”) and such other information in writing as may be reasonably requested by the Company pursuant to Section 7.2 (the “Selling Holder Information”). In order to be named as a selling securityholder in the Initial Registration Statement or Prospectus at the time it initially becomes effective under the Securities Act, each Holder must no later than three Business Days prior to the Effective Date of the Initial Registration Statement, which will be at least 20 days from the Filing Date, furnish in writing the completed Questionnaire and such other Selling Holder Information that the Company may reasonably request in writing, if any, to the Company. The Company shall use its reasonable best efforts to cause the Effective Date of the Registration Statement to occur immediately prior to the closing of the Rights Offering. The Company shall (i) include in the Initial Registration Statement the information from the completed Questionnaire and such other Selling Holder Information, if any, received by the Company at least three Business Days prior to the initial Effective Date of the Initial Registration Statement and the Prospectus, as necessary and (ii) in a manner so that upon such effectiveness of the Initial Registration Statement the Holder shall be named as a selling securityholder and be permitted to deliver (or be deemed to deliver) such Prospectus to purchasers of the Registrable Securities in accordance with applicable law. From and after the date that the Initial Registration Statement initially becomes effective, upon receipt of a completed Questionnaire (including any updated Questionnaire) and such other Selling Holder Information (including any updated Selling Holder Information) that the Company may reasonably request in writing (including any amendments to any prior Questionnaire or Selling Holder Information), if any, but in any event within seven Business Days after the Company receives the completed Questionnaire and such other Selling Holder Information, if any, the Company shall file any amendments or supplements to the Initial Registration Statement or Prospectus or the documents incorporated by reference therein necessary for such Holder to be named as a selling securityholder and permit such Holder to deliver (or be deemed to deliver) the Prospectus to purchasers of the Registrable Securities (subject to the Company’s rights during a Blackout Period). Holders that do not deliver a completed written Questionnaire and such other information, as provided for in this Section 3.2(a), shall not be named as selling securityholders in the Prospectus until such Holder delivers such information and the appropriate notice and other periods called for by this Agreement shall have elapsed. If the Company shall file a post-effective amendment to the Initial Registration Statement, it shall use commerically reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is reasonably practicable and notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to this Article III. If such Selling Holder Information is delivered during a Blackout Period, the Company shall so inform the Holder delivering such Selling Holder Information and shall take the actions set forth in this Section 3.2(a) upon expiration of the Blackout Period as though such Holder’s Selling Holder Information had been delivered on the expiration date of such Blackout Period.
ARTICLE IV
Demand Registration
     4.1 Right to Demand Registration.
     (a) If the Initial Registration Statement under Article III is no longer effective, subject to the remainder of Section 4.1(b), at any time and from time to time, (x) DBSI may request in writing that the Company effect the registration of all or part of its Registrable Securities, (y) SP may request in writing that the Company effect the registration of all or part of its Registrable Securities, and (z) any Holder or group of Holders (excluding DBSI and SP) representing at least 33 1/3% of all Qualified Registrable Securities then outstanding, may request in writing (the “Demanding Holders”) that the Company effect the registration (a

“Demand Registration”) of all or part of such Demanding Holder’s or Holders’ Registrable Securities with the SEC under and in accordance with the provisions of the Securities Act (which written request shall be addressed to the Secretary of the Company, shall state that the request is for a Demand Registration pursuant to this Section 4.1 and shall specify (i) the then current name and address of such Demanding Holder or Holders, (ii) the aggregate number of shares of Registrable Securities requested to be registered in such registration by such Holder or group of Holders, (iii) the total number of shares of Common Stock then held by such Demanding Holder or Holders, and (iv) the intended means of distribution). The Company shall notify each other Holder of such request (by delivering a copy of such request to each such other Holder) for registration and each other Holder may, by written notice to the Company given no later than 10 Business Days after the Company’s notice is given to such Holder (which notice shall specify (i) the then-current name and address of the Holder, (ii) the aggregate number of shares of Registrable Securities requested to be registered in such registration by such Holder or group of Holders, and (iii) the total number of shares of Common Stock then held by such Holder), request that all or a part of such Holder’s Registrable Securities be included in such registration. The Company shall file a Registration Statement covering such Demanding Holder’s or Holders’ Registrable Securities requested to be registered as promptly as practicable (and, in any event, by the applicable Filing Date) after receipt of such request; provided, however, that the Company shall not be required to take any action pursuant to this Article IV:
     (i) (A) with respect to any request for registration by DBSI pursuant to Section 4.1(a)(x), if prior to the date of such request, the Company has effected at the request of DBSI a total of two registrations in the aggregate pursuant to Section 4.1(a)(iv) or Section 4.1(a)(v) or one registration at the request of DBSI within the 15-month period preceding the date of the request, (B) with respect to any request for registration by SP pursuant to Section 4.1(a)(y), if prior to the date of such request, the Company has effected at the request of SP a total of two registrations in the aggregate pursuant to Section 4.1(a)(iv) or Section 4.1(a)(v) or one registration at the request of SP within the 15-month period preceding the date of the request, or (C) with respect to any request for registration by any Holder or group of Holders (excluding DBSI and SP) pursuant to Section 4.1(a)(z), if prior to the date of such request, the Company has effected at the request of any Holder or group of Holders, four registrations in the aggregate pursuant to Section 4.1(a)(iv) or Section 4.1(a)(v) or one registration at the request of such Holder or group of Holders within the 15-month period preceding the date of the request; provided, however, that under no circumstances shall the Company be required to effect more than four Demand Registrations;
     (ii) if within the 12-month period preceding such request the Company has effected one Demand Registration;
     (iii) if within the 6-month period preceding such Demand Registration the effectiveness of a Registration Statement under this Section 4.1(a) shall have terminated;
     (iv) in the case of a non-Underwritten Offering, unless the Registrable Securities requested to be registered (A) have an aggregate then-current market value, including (x) in the case of a Demand Registration by DBSI or SP, Registrable Securities of other Holders which such Holders have agreed to include in such Demand Registration and (y) in the case of a Demand Registration by other Holders, Registrable Securities of DBSI and/or SP which DBSI and/or SP have agreed to include in such Demand Registration, of $25.0 million or more (before deducting underwriting discounts and commission) or (B) constitute all of the then-outstanding Registrable Securities held by DBSI or SP, or the Demanding Holders or Holders;
     (v) in the case of an Underwritten Offering, unless the Registrable Securities requested to be registered have an aggregate then-current market value at the time of the request for a Demand Registration, including (x) in the case of a Demand Registration by DBSI or SP, Registrable Securities of other Holders which such Holders have agreed to include in such Demand Registration and (y) in the case of a Demand Registration by other Holders, Registrable Securities of DBSI and/or SP which DBSI and/or SP have agreed to include in such Demand Registration, of $ 50.0 million or more (before deducting underwriting discounts and commissions); or
     (vi) during the pendency of any Blackout Period.
     (b) If at anytime there is no Company “shelf” Registration Statement outstanding with respect to Registrable Securities, the Demanding Holder or Holders making such request hereunder may specify that the requested registration be a “shelf registration” for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act; provided, that the Company shall not be required to maintain the effectiveness of any such registration statement for more than the Required Period.
     (c) A Demand Registration requested pursuant to this Section 4.1 shall not be deemed to be effected by the Company for purposes of Section 4.1 if it has not (i) been declared effective by the SEC or (ii) become effective in accordance with the Securities Act and kept effective as contemplated by Section 4.2, subject to any Blackout Periods. If the Company shall have complied with its obligations under this Agreement, a right to a Demand Registration pursuant to this Section 4.1 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and (y) the date as of which such Demand Registration shall have been continuously effective (and not subject to any stop order, injunction or other similar order or requirement of the SEC) for the Required Period, subject to any Blackout Periods.
     (d) In the event that more than one written request for a Demand Registration pursuant to Section 4.1 is received by the Company on the same day, the Holder(s) making the request that represents the largest number of shares of Common Stock shall be deemed to be the Demanding Holder(s) (or demanding holder).
     4.2 Continuous Effectiveness of Registration Statement.
     (a) The Company shall use its reasonable best efforts to keep a Registration Statement that has become effective as contemplated by Article III and this Article IV continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the SEC, until the earlier of (1) the expiration of the Required Period (subject to extension pursuant to Section 4.2(b) or Section 7.3) or (2) the date on which all Registrable Securities covered by such Registration Statement shall (A) have been disposed of pursuant to such Registration Statement or (B) cease to be Registrable Securities; provided, however, that in no event shall such period expire prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder.
     (b) In the event of any stop order, injunction or other similar order or requirement of the SEC relating to any Registration Statement or any Blackout Period, the Required Period for such Registration Statement shall be extended by the number of days during which such stop order, injunction or similar order or requirement or Blackout Period is in effect.
     4.3 Underwritten Demand Registration.
     (a) In the event that a Demand Registration requested pursuant to Section 4.1 is to be an Underwritten Registration, (i) DBSI, in the case of a registration being required pursuant to Section 4.1(a)(x), and SP, in the case of a registration being required pursuant to Section 4.1(a)(y), shall in its reasonable discretion and with the consent of the Company (which consent shall not be unreasonably withheld) select an investment banking firm of national standing to be the managing underwriter for the Underwritten Offering relating thereto and (ii) if the registration is being requested pursuant to Section 4.1(a)(z), then the Majority Selling Holders of the Registrable Securities to be included in the Underwritten Offering shall in their reasonable discretion and with the consent of the Company (which consent shall not be unreasonably withheld) select an investment banking firm of national standing to be the managing underwriter for the Underwritten Offering relating thereto, provided, however, that in selecting the managing underwriting for any such offerings, DSBI, SP or the Majority Selling Holder, as the case may be, shall give due consideration in their sole discretion to any investment baking firms recommended by the Company.
     (b) If so requested (pursuant to a timely written notice) by the managing underwriter for the Underwritten Offering relating thereto, the Company shall not effect any underwritten public sale or distribution of any securities for its own account or the account of any Person not a party hereto that are the same as, or similar to, the Registrable Securities, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, the Registrable Securities, during the 15-day period prior to, and during the 90-day period after, the date a Registration Statement for such Underwritten Offering becomes effective (or if later, the date of pricing of the Underwritten Offering), as specified by the managing underwriter.
     (c) If and to the extent requested by the managing underwriter for any Underwritten Offering pursuant to a demand registration hereunder, each Holder who “beneficially owns” (as such term is defined under and determined pursuant to Rule 13d-3 under the Exchange Act) 5% or more of the outstanding shares of Common Stock that is a party to this Agreement shall agree with such managing underwriter (such agreement, a “Lock-Up”), for a period (the “Lock-Up Period”) beginning on a date not earlier than five Business Days prior to the date of pricing of such Underwritten Offering and ending not later than 90 days after the date of such pricing, to the effect that such Holder shall not directly or indirectly (i) offer, pledge, sell, contract to sell, grant any options for the sale of, seek the redemption of or otherwise transfer or dispose of (including pursuant to a registration statement) any shares of Common Stock (or securities exchangeable or exercisable for any shares of Common Stock) held by such Holder,

(ii) enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock held by such Holder, whether any such aforementioned transaction is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, or (iii) publicly disclose the intention to make any such offer, sale, pledge, transfer or disposition, or to enter into any such transaction, swap, hedge or other arrangement, so long as the directors and executive officers of the Company agree to such limits, except for any Holder that, not later than 5 days following receipt of written notice from the Company that the Company will be filing a Registration Statement within 15 days of such notice pursuant to a Demand Registration with respect to an Underwritten Offering, shall have irrevocably agreed by delivery of written notice to the Company to terminate all of its rights under this Agreement, including under any outstanding shelf Registration Statement; provided, that neither this Section 4.3(c) nor any Lock-Up shall prohibit a Holder from exercising rights or complying with agreements entered into by such Holder prior to the commencement of such Lock-Up Period; and provided further, that with respect to any Holder that is a broker-dealer or an affiliate of a broker-dealer, the provisions of any Lock-Up shall not apply to any transactions effected for or on behalf of any bona fide customer or client of such Holder (other than a customer or client who is a beneficial owner of the Registrable Securities held by such Holder).
     4.4 Priority on Demand Registrations.
     (a) No securities to be sold for the account of any Person (including the Company) other than a Holder shall be included in a Demand Registration pursuant to Section 4.1 if, in the case that such registration is to be an Underwritten Registration, the managing underwriter of the Underwritten Offering relating thereto advises the Demanding Holders (or, in the case that such registration is not to be an Underwritten Registration, the Demanding Holders requesting registration determine in good faith) that the total amount of Registrable Securities requested to be registered is such as to adversely affect the successful marketing (including the pricing) of the securities included in such offering, then the Company shall include in such registration all Registrable Securities requested to be included therein, up to the full amount that, in the view of such managing underwriter or such Demanding Holders requesting registration, as the case may be, can be sold without adversely affecting the success of such offering, before including any securities of any Person (including the Company) other than the Demanding Holders and the other Holders. If the number of shares to be included in any such offering is less than the aggregate number of Qualified Registrable Securities requested by Demanding Holders and the other Holders to be included therein, then the Registrable Securities to be included in such offering shall be allocated pro rata among such Demanding Holders and the other Holders on the basis of the number of Qualified Registrable Securities requested by Demanding Holders and the other Holders to be included therein.
     (b) Notwithstanding the foregoing, if, as a result of such pro-ration, the Demanding Holder or Holders shall not be entitled to include in a registration all Registrable Securities of the class that such Demanding Holder or Holders had requested to be included, then any Demanding Holder or group of Demanding Holders representing a majority of the number of Registrable Securities of Demanding Holders may elect to withdraw such request to include such Registrable Securities in such Demand Registration and reimburse the Company for all out-of-

pocket costs incurred in connection therewith (in which case such Demand Registration shall not count as a registration in accordance with Section 4.1(a)(i), (ii), (iii), (iv) or (v)).
     4.5 Revocation of Demand Registration.
     (a) (i) DBSI, if a registration is requested pursuant to Section 4.1(a)(x), (ii) SP, if a registration is requested pursuant to Section 4.1(a)(y), or (iii) the Holders of at least a majority of the Registrable Securities to be included in a Registration Statement pursuant to Section 4.1, if a registration is requested pursuant to Section 4.1(a)(y), may, at any time prior to the Effective Date of the Registration Statement relating to such registration, revoke their request to have Registrable Securities included therein by providing a written notice to the Company and, if the Company receives such written notice, subject to Section 4.5(b), it shall not cause such Registration Statement to become effective under the Securities Act.
     (b) Notwithstanding Section 4.5(a) above, in the event DBSI, SP or such Holders of Registrable Securities (excluding DBSI or SP, as the case may be) revoke their request pursuant to Section 4.5(a), at the election of DBSI, SP or such Holders, as the case may be, either (a) the Holders of Registrable Securities who revoke such request shall reimburse the Company for all of its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement or (b) the requested registration that has been revoked shall be deemed to have been effected for purposes of Section 4.1.
     4.6 Withdrawal by the Holders.
     (a) If (a) a Blackout Period occurs after a request for a Demand Registration pursuant to Section 4.1 hereof but before the Registrable Securities of the Demanding Holder or Holders covered by such request are sold, transferred, exchanged or disposed of in accordance with such request, (b) the Demanding Holder or Holders requesting such Demand Registration are not entitled to include all of such Registrable Securities requested by such Demanding Holder or Holders in any offering, or (c) the Company has breached its obligations hereunder, then in any of such cases the Demanding Holder or Holders requesting such registration may elect to withdraw from or revoke such offering by giving written notice to the Company and the underwriter, to the extent applicable, of such Demanding Holder’s or Holders’ request to withdraw or revoke prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Demand Registration. If the Holder or Holders requesting such registration withdraw from or revoke the proposed offering relating to a Demand Registration in accordance with the previous sentence, then (x) such Holders shall have no further rights to include their Registrable Securities in such Demand Registration, (y) the Company shall cease all efforts to secure registration, and (z) in the case of clause (a) or (c) above, the Company shall reimburse such Holder or Holders for all of their out-of-pocket expenses incurred in connection with such cancelled registration through the date of the written notice of withdrawal or revocation; provided, however, that any such Demand Registration Statement withdrawn or revoked by the Demanding Holder or Holders shall not affect the calculations under Section 4.1(a)(i), (ii), (iii), (iv) or (v).

ARTICLE V
Piggyback Registration
     5.1 Right to Piggyback. If the Company at any time proposes to file a registration statement under the Securities Act with respect to an offering of any of its Common Stock (other than a registration statement (a) on Form S-8 or any successor form thereto, (b) on Form S-4 or any successor form thereto or (c) relating solely to a transaction under Rule 145 under the Securities Act), whether or not for its own account, on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then the Company shall give prompt written notice (the “Piggyback Notice”) of such proposed filing to the Holders at least 10 Business Days before the anticipated filing date. The Piggyback Notice shall include the number of shares of Common Stock proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution, any proposed managing underwriter and a good faith estimate by the Company of the proposed maximum offering price as such price is proposed to appear on the facing page of such registration statement. Subject to Section 5.2, the Company shall use its reasonable best efforts to register such amount of Registrable Securities as each Holder may specify on the same terms and conditions as the registration of the Company’s or Other Stockholders’ securities, as the case may be (a “Piggyback Registration”). The Company shall use its reasonable best efforts to include in such Piggyback Registration all Registrable Securities for which the Company has received written requests for inclusion within 5 Business Days after delivery of the Piggyback Notice, subject to Section 5.2 and Section 7.2. The Company’s obligations under this Section 5.1 are subject to the provisions of Article VI.
     5.2 Priority on Piggyback Registrations. If the Piggyback Registration is an Underwritten Offering, the Company shall use its reasonable best efforts to cause the managing underwriter of that proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Registration to include all such Registrable Securities on the same terms and conditions as the registration of the Company’s securities. Notwithstanding the foregoing, if the managing underwriter of such Underwritten Offering advises the Company and the Selling Holders in writing that, in its view, the total amount of shares of Common Stock that the Company, such Holders and any Other Stockholders propose to include in such offering is such as to adversely affect the successful marketing (including the pricing) of the securities included in such Underwritten Offering, then:
     (i) if such Piggyback Registration is a primary registration by the Company for its own account, the Company shall include in such Piggyback Registration: (A) first, up to the full amount of securities to be offered by the Company; (B) second, up to the full amount of Qualified Registrable Securities requested to be included in such Piggyback Registration by the Holders pursuant to Section 5.1 hereof, allocated pro rata among the participating Holders, on the basis of the number of Registrable Securities requested to be included therein by each such Holder; (C) third, up to the full amount of any other Registrable Securities held by any Holders requested to be included therein allocated pro rata among the Holders participating in such Piggyback Registration, on the basis of the number of Registrable Securities requested to be included therein by each such Holder; and (D) fourth, up to the full amount of securities requested to be included in such Piggyback Registration by any Other Stockholders in accordance with the priorities, if any, then existing among the Company and the Other Stockholders so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the successful marketing (including pricing) of the securities included in such Underwritten Offering; and
     (ii) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of the Company, the Company shall include in such registration: (A) first, up to the full amount of securities of the Persons exercising “demand” registration rights requested to be included therein; (B) second, up to the full amount of Qualified Registrable Securities requested to be included in such Piggyback Registration by the participating Holders pursuant to Section 5.1 hereof, allocated pro rata among such Holders on the basis of the number of Registrable Securities requested to be included herein by each such Holder; (C) third, up to a full amount of any other Registrable Securities held by any Holders requested to be included therein allocated pro rata among the Holders participating in such Piggyback Registration, on the basis of the number of Registrable Securities requested to be included herein by each such Holder; (D) fourth, up to the full amount of securities proposed to be included in the registration by the Company; and (E) fifth, up to the full amount of securities requested to be included in such Piggyback Registration by the Other Stockholders in accordance with the priorities, if any, then existing among the Company and the Other Stockholders so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Underwritten Offering.
     5.3 Withdrawal of Piggyback Registration.
     (a) If at any time after giving the Piggyback Notice and prior to the effective date of the Registration Statement filed in connection with the Piggyback Registration, the Company determines for any reason not to register or to delay the Piggyback Registration, the Company may, at its election, give notice of its determination to all Holders, and in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with the abandoned Piggyback Registration, without prejudice, provided, however, that such Registration Statement shall not be counted for purposes of Section 4.1.
     (b) Any Holder of Registrable Securities requesting to be included in a Piggyback Registration may withdraw its request for inclusion by giving written notice to the Company of its intention to withdraw from that registration, provided, however, that (i) the Holder’s request shall be made in writing and (ii) the withdrawal shall be irrevocable and, after making the withdrawal, a Holder shall no longer have any right to include its Registrable Securities in that Piggyback Registration.
     (c) An election by the Company to withdraw a Piggyback Registration under this Section 5.3 shall not be deemed to be a breach of the Company’s obligations with respect to such Piggyback Registration.

ARTICLE VI
Blackout Period and Hold-Back
     6.1 Initial Registration, Demand and Piggyback Blackout. Notwithstanding any other provision of this Agreement to the contrary, if the Board of Directors of the Company determines in good faith that the registration and distribution of Registrable Securities (a) would materially impede, delay or interfere with, or require premature disclosure of, any material financing, offering, acquisition, merger, corporate reorganization or other significant transaction or any negotiations, discussions or pending proposals with respect thereto, involving the Company or any of its Subsidiaries, or (b) would require disclosure of non-public material information, the disclosure of which would materially and adversely affect the Company, the Company shall (i) be entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement and/or the use of any resale Prospectus for a reasonable period of time not to exceed 60 days and (ii) promptly give the Holders written notice of such postponement or suspension (which notice need not specify the nature of the event giving rise to such suspension); provided, however, that the Company shall not be permitted under any circumstances to delay the filing or effectiveness of the Initial Registration Statement.
     6.2 Blackout Period Limits. Notwithstanding anything contained in this Article V to the contrary, the Company shall not be entitled to more than two Blackout Periods during any consecutive 12-month period, and in no event shall the number of days included in all Blackout Periods during any consecutive 12-month period exceed an aggregate of 90 days and in no event shall the Company be entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement and/or the use of any resale Prospectus included in a Registration Statement pursuant to this Article VI unless it postpones or suspends during the Blackout Period the effectiveness of any registration statements required pursuant to the registration rights of the Other Stockholders; provided, however, that notwithstanding anything contained in this Agreement to the contrary, the Company shall not effect any Blackout Period during the 90-day period subsequent to the closing of the Rights Offering. In the event of the occurrence of any Blackout Period during any Required Period, the Required Period shall be extended by the number of days during which such Blackout Period is in effect.
     6.3 Hold-Back. Each Investor agrees not to effect any sale or distribution of securities of the Company under any Registration Statement or otherwise into the public market, during the period commencing on the date the Company notifies each Investor that it reasonably expects a Registration Statement with respect to an offering to become effective within 15 days, and ending 90 days after the effective date of the Registration Statement for such offering, or if such Registration Statement fails to go effective within 15 days after the date of such notice, ending on the 15th day after such notice, but commencing again on the date such Registration Statement is declared effective by the SEC and ending 90 days after the effective date of such Registration Statement. The foregoing provision shall not restrict the rights of each Investor to include Registrable Securities in any Registration Statement pursuant to Article V. Notwithstanding, the foregoing, the Company shall not be permitted to provide a notice pursuant to this Section 6.3 more than one time in any 15-month period.

ARTICLE VII
Procedures and Expenses
     7.1 Registration Procedures. In connection with the Company’s registration obligations pursuant to Articles III, IV and V, the Company shall use its commercially best efforts to effect such registrations to permit the sale of Registrable Securities by a Selling Holder in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as promptly as reasonably practicable:
     (a) prepare and file with the SEC a Registration Statement on an appropriate form under the Securities Act available for the sale of the Registrable Securities by the Selling Holders in accordance with the intended method or methods of distribution thereof; provided, however, that the Company shall (i) before filing, furnish to one firm of counsel for the Selling Holders (selected by (A) DBSI with respect to the Initial Registration Statement or if DBSI requests a registration pursuant to Section 4.1(a)(x), (B) SP if SP requests a registration pursuant to Section 4.1(a)(y), or (C) by a Majority of the Majority Selling Holders in connection with a request pursuant to Section 4.1(a)(z) or a Piggyback Registration) and the managing underwriter, if any, within a reasonable period of time (but in any event within three Business Days) prior to the filing thereof with the SEC to afford to such counsel, the Selling Holders, the managing underwriter and its counsel a reasonable opportunity for review, copies of the Registration Statement or Prospectus proposed to be filed, and (ii) consider in good faith such written comments as such counsel to the Selling Holders and the managing underwriter may reasonably propose;
     (b) furnish, at its expense, to the Selling Holders such number of conformed copies of the Registration Statement and each amendment thereto, of the Prospectus and each supplement thereto, and of such other documents as the Selling Holders reasonably may request in writing from time to time;
     (c) subject to Section 4.2 and Article VI, prepare and file with the SEC any amendments and post-effective amendments to the Registration Statement as may be necessary and any supplements to the Prospectus as may be required or appropriate, in the view of the Company and its counsel, by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act to keep the Registration Statement effective until the earlier of (i) such time as all shares of Common Stock covered by the Registration Statement cease to be Registrable Securities and (ii) the termination of the Required Period (giving effect to any extensions thereof pursuant to Section 4.2(b), Section 6.2 or Section 7.3);
     (d) promptly following its actual knowledge thereof (but in any event within two Business Days), notify the Selling Holders and the managing underwriter, in writing, if any:
     (i) when a Registration Statement, Prospectus, Issuer Free Writing Prospectus or any supplement or amendment has been filed and, with respect to a

Registration Statement or any post-effective amendment, when the same has become effective;
     (ii) of any request by the SEC or any other governmental authority for amendments or supplements to a Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information;
     (iii) of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
     (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification or exemption from qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (v) of the occurrence of any event during the period a Registration Statement is effective which makes any statement made in the Registration Statement or the Prospectus or any Issuer Free Writing Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement, Prospectus or Issuer Free Writing Prospectus so that such Registration Statement, Prospectus or Issuer Free Writing Prospectus shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this Section 7.1(d)(v) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or an appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of a material fact or omitting to state a material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading); and
     (vi) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be required by applicable law (in which case the Company shall file the same as soon as practicable after such determination and use its reasonable best efforts to cause the same to become effective as soon as practicable following filing);
     (e) use its reasonable best efforts to prevent the issuance of or obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date or, if any such order or suspension is made effective during any Blackout Period, at the earliest practicable date after the Blackout Period;

     (f) prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify, or cooperate with the Majority Selling Holders, or counsel retained by the Selling Holders’ in accordance with Section 7.4, the managing underwriter, if any, and its counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as such counsel for the Selling Holders covered by a shelf Registration Statement or the managing underwriter of an Underwritten Offering of Registrable Securities reasonably requests in writing and do such other acts and things as may be reasonably necessary to maintain each such registration or qualification (or exemption therefrom) effective during the Required Period for such Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction in which it is not then so qualified or take any action which would subject it to general service of process or taxation in any jurisdiction in which it is not then so subject;
     (g) subject to Section 4.2 and Article VI, as promptly as reasonably practicable after the occurrence of any event contemplated by Sections 7.1(d)(v) or 7.1(d)(vi) hereof, use its reasonable best efforts to prepare (and furnish at its expense, subject to any notice by the Company in accordance with Section 7.1(d), to the Selling Holders a reasonable number of copies of) a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus (including by means of an Issuer Free Writing Prospectus), or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus or Issuer Free Writing Prospectus shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
     (h) enter into such agreements (including an underwriting agreement), in usual and customary form, and take such other actions as may be reasonably requested by the Selling Holders or the managing underwriter, if any, to expedite the offer for sale or disposition of the Registrable Securities, and in connection therewith, upon such request and upon the date of closing of any sale of Registrable Securities in such Underwritten Registration:
     (i) subject to the Selling Holders to whom the comfort letter is addressed providing a customary representation letter to the independent registered public accounting firm of the Company in form and substance reasonably satisfactory to such accountants, use its reasonable best efforts to obtain customary “comfort” letters from such accountants (to the extent deliverable in accordance with their professional standards) addressed to the Selling Holder (to the extent consistent with Statement on Auditing Standards No. 100 of the American Institute of Certified Public Accountants) and the managing underwriter, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with Underwritten Offerings;

     (ii) use its reasonable best efforts to obtain opinions of counsel to the Company (such counsel being reasonably satisfactory to the managing underwriter, if any) and updates thereof covering matters customarily covered in opinions of counsel in connection with Underwritten Offerings, addressed to each Selling Holder and the managing underwriter, provided, that the delivery of any “10b-5 statement” may be conditioned on the prior or concurrent delivery of a comfort letter pursuant to subsection (i) above; and
     (iii) provide officers’ certificates and other customary closing documents customarily delivered in connection with Underwritten Offerings and reasonably requested by the managing underwriter, if any;
provided that the Company shall only be required to comply with this clause (h): in connection with (x) the Effective Date of the Initial Registration Statement, (y) upon five (5) Business Day’s prior written notice of a proposed sale of Registrable Securities other than pursuant to an Underwritten Offering, and (z) an Underwritten Offering; provided, further, that the Company shall not be required to comply with clause (h) pursuant to subsection (y) and (z) more than twice in any consecutive twelve month period.
     (i) upon reasonable notice and at reasonable times during normal business hours, make reasonably available for inspection by a representative of each Selling Holder, one firm of counsel for the Selling Holders retained in accordance with Section 7.4, the managing underwriter, if any, participating in any disposition of Registrable Securities and its counsel and any single accountant retained by any Selling Holder or any such underwriter, all financial and other records, pertinent corporate documents and properties (including site visits) of the Company, and cause the appropriate officers, directors and employees of the Company to be available to respond to questions and to make reasonably available for such inspection all such relevant information reasonably requested in writing by them in connection with the Registration Statement, each of the foregoing, as is customary for “due diligence” investigations; provided, however, that prior to the closing of the Rights Offering, that certain confidentiality agreement, dated February 27, 2007 signed by DBSI and that certain confidentiality agreement, dated February 27, 2007 signed by SP, shall govern such information, and after the closing of the Rights Offering any such Persons shall first enter into a confidentiality agreement with the Company providing that any information that is reasonably designated by the Company as confidential at the time of delivery shall be kept confidential by such Persons and shall be used solely for the purposes of exercising rights under this Agreement and such Persons shall not engage in trading any securities of the Company until such material non-public information becomes properly available, except nothing in such writing shall restrict (i) disclosure of such information if it is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information if it is required by law (including any disclosure requirements pursuant to federal or state securities laws in connection with any disposition of Registrable Securities), (iii) sharing information with other underwriters, agents or dealers participating in the disposition of any Registrable Securities, subject to the execution by such other underwriters, agents or dealers of reasonable non-disclosure agreements with the Company, (iv) using any such documents or other information in investigating or defending itself against claims made or threatened by purchasers, regulatory authorities or others in connection with the disposition of any Registrable Securities, (v) disclosure of such information if it becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such Person or (vi) disclosure of such information if it becomes available to any such Person from a source other than the Company and such source is not bound by a confidentiality agreement or confidentiality obligations or duties; and provided, further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Selling Holders and the other parties entitled thereto by the counsel to the Selling Holders retained in accordance with Section 7.4 or the counsel to the managing underwriter; and provided, further, that after the closing of the Rights Offering, the rights granted pursuant to this subsection may only be used in connection with a registration set forth in the proviso to Section 7.1(h) and subject to the limitations on frequency set forth therein;
     (j) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC relating to such registration and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act; provided that the Company shall be deemed to have complied with this Section 7.1(j) if it has satisfied the provisions of Rule 158 under the Securities Act (or any similar rule promulgated under the Securities Act);
     (k) use reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement if the Common Stock is then listed on the NYSE or quoted on the NASDAQ to continue to be so listed or quoted following the offering;
     (l) use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities;
     (m) the Company shall use its reasonable best efforts to provide such information as may be reasonably required for any filings required to be made by the Selling Holders or managing underwriter, if any, with the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the offering under any Registration Statement of the Registrable Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and, upon the written request of the Majority Selling Holders, shall use reasonable best efforts to cooperate in connection with any filings required to be made with the NASD in that regard on or prior to the filing of any Registration Statement; and
     (n) use reasonable best efforts to have officers of the Company attend “road shows” for Underwritten Offerings and analyst or investor presentations and such other selling or informational activities as are customary for transactions similar to the planned disposition of securities requested by the Majority Selling Holders or the managing underwriter for such offerings); provided, however, that in no event shall the Company be required to comply with this clause (n) more than once in any consecutive twelve month period.

     7.2 Information from Holders; Holders’ Obligations.
     (a) It shall be a condition precedent to the obligations of the Company to include the Registrable Securities of any Selling Holder in any Registration Statement or Prospectus, as the case may be, that such Selling Holder shall take the actions described in this Section 7.2.
     (b) Each Selling Holder that has requested inclusion of its Registrable Securities in any Registration Statement shall furnish to the Company (as a condition precedent to such Holder’s participation in such registration) a Questionnaire. Each Holder agrees promptly to furnish to the Company in writing all information required to be disclosed in order to make the information previously furnished to the Company by such Holder, in light of the circumstances under which it was made, not misleading, any other information regarding such Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Prospectus or Registration Statement under applicable law or pursuant to SEC comments and any information otherwise reasonably required by the Company to comply with applicable law or regulations.
     (c) Each Selling Holder shall promptly (i) following its actual knowledge thereof, notify the Company of the occurrence of any event that makes any statement made in a Registration Statement, Prospectus, Issuer Free Writing Prospectus or other Free Writing Prospectus regarding such Selling Holder untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or Free Writing Prospectus so that, in such regard, it shall not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading and (ii) provide the Company with such information as may be required to enable the Company to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such Prospectus or Free Writing Prospectus.
     (d) With respect to any Registration Statement for an Underwritten Offering, the inclusion of a Holder’s Registrable Securities therein shall be conditioned, at the managing underwriter’s request, upon the execution and delivery by such Holder of an underwriting agreement; provided that the underwriting agreement is in customary form and reasonably acceptable to Company and the Majority Selling Holders of the Registrable Securities to be included in the Underwritten Offering.
     (e) Each Selling Holder shall use reasonable best efforts to cooperate with the Company in preparing the applicable registration statement.
     (f) Each Selling Holder agrees that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto unless such Holder has furnished the Company with the Questionnaire and Selling Holder Information relating to such Holder.

     7.3 Suspension of Disposition.
     (a) Each Selling Holder agrees by acquisition of a Registrable Security that, upon receipt of any written notice from the Company of the occurrence of any event of the type described in Sections 7.1(d)(ii), 7.1(d)(iii), 7.1(d)(iv), 7.1(d)(v) or 7.1(d)(vi), such Holder shall discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 7.1(g) or until it is advised by the Company in writing that the use of the applicable Prospectus or Free Writing Prospectus may be resumed and until such Holder has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Free Writing Prospectus. In the event the Company shall give any such notice, the period of time for which a Registration Statement must remain effective pursuant to this Agreement shall be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each Selling Holder of Registrable Securities covered by such Registration Statement has received (i) the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 7.1(g) or (ii) the advice referenced in this Section 7.3(a).
     (b) Each Selling Holder shall be deemed to have agreed that, upon receipt of any notice from the Company contemplated by Section 6.1, such Selling Holder shall discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until the earlier to occur of the Holder’s receipt of (i) copies of a supplemented or amended Prospectus or Issuer Free Writing Prospectus and (ii)(A) written notice from the Company that the use of the applicable Prospectus or Issuer Free Writing Prospectus may be resumed and (B) copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Issuer Free Writing Prospectus; provided, however, that in no event shall the number of days during which the offer and sale of Registrable Securities is discontinued pursuant to this Section 7.3(b) during any consecutive 12-month period, together with any other Blackout Periods in such consecutive 12-month period, exceed an aggregate of ninety (90) days. In the event the Company gives any such notice contemplated by Section 6.1, the period of time for which a Registration Statement must remain effective pursuant to this Agreement shall be extended by the number of days during the time period from and including the date of giving of such notice to and including the date when each Selling Holder of Registrable Securities covered by such Registration Statement receives (i) the supplemented or amended Prospectus or Issuer Free Writing Prospectus or (ii) written notice from the Company that use of the applicable Prospectus or Issuer Free Writing Prospectus may resume.
     (c) If so requested by the Company, each Holder shall deliver to the Company all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession or as may be required to be retained in accordance with applicable law, of the Prospectus covering such Registrable Securities that was current at the time of receipt of notice from the Company of any suspension contemplated by this Section 7.3.
     7.4 Registration Expenses.
     (a) All fees and expenses incurred by the Company in complying with Articles III, IV and V and Section 7.1 (“Registration Expenses”) shall be borne by the Company.

These fees and expenses shall include without limitation: (i) all registration, filing and qualification fees, including fees incurred with the NASD, (ii) printing, duplicating and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) fees and expenses of complying with state securities or “blue sky” laws (including the reasonable, documented fees and expenses of the counsel specified in Section 7.4(b) in connection therewith), (v) fees and disbursements of all independent certified public accountants referred to in Section 7.1(h)(ii) (including the expenses of any special audit and “comfort” letters required by or incident to such performance) and (vi) fees and expenses in connection with listing the Registrable Securities on the NYSE or quoting the Registrable Securities on the NASDAQ or any other exchange or automated trading system in accordance with the other terms of this Agreement.
     (b) The Company shall also reimburse or pay, as the case may be, the reasonable fees and reasonable out-of-pocket expenses of one law firm retained by the Holders (selected by (A) DBSI with respect to the Initial Registration Statement or if DBSI requests a registration pursuant to Section 4.1(a)(x), (B) SP if SP requests a registration pursuant to Section 4.1(a)(y), or (C) by a Majority of the Majority Selling Holders in connection with a request pursuant to Section 4.1(a)(z) or a Piggyback Registration), considered collectively, within 30 days of presentation of an invoice approved by DBSI, SP, as the case may be, or such Holders holding at least a majority of the Registrable Securities included in any applicable registration, as the case may be; provided, however, that in no event shall the Company be responsible for fees and expenses of any Holder’s counsel to the extents such fees and expenses are incurred with respect to such Holder’s role as an underwriter in connection with a registration pursuant to Article III, IV or V hereof.
     (c) Notwithstanding the foregoing, the Company’s liability for all Transaction Expenses under the EPCA, together with all Registration Expenses pursuant to clause (a) above and counsel fees pursuant to clause (b) above incurred in connection with the Initial Registration Statement shall not exceed $1,500,000.
     (d) Notwithstanding anything contained herein to the contrary, all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities shall be borne by the Holder owning such Registrable Securities.
ARTICLE VIII
Indemnification
     8.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder owning Registrable Securities registered pursuant to this Agreement, such Holder’s Affiliates, and their respective officers, directors, employees and agents, and each Person, if any, who controls any such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively referred to for purposes of this Article VII as a “Holder”), from and against any and all losses, claims, damages and liabilities (including without limitation, subject to Section 8.3, the reasonable legal fees and other reasonable out-of-pocket expenses incurred in investigating, responding to or defending against any claim, challenge, litigation, investigation or proceeding, including without limitation, all out-of-pocket expense of appearing as a witness in any claim, challenge, litigation, investigation or proceeding) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which any Registrable Securities were registered under the Securities Act, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or any amendment thereof or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, Prospectus, amendment, supplement or Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such participating Holder or any other Person who participates as an underwriter in the offering or sale of such securities, in either case specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any participating Holder or any such underwriter or controlling Person and shall survive the transfer of such securities by the Holder.
     8.2 Indemnification by Holders. Each Holder agrees, severally and not jointly, to indemnify and hold harmless, the Company, the directors, and officers of the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity contained in Section 8.1 from the Company to the Holders, as incurred, but only with respect to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or any amendment or supplement thereto. Notwithstanding the provisions of this Section 8.2 or Section 8.4 below, in no event shall any Holder be required to indemnify any person pursuant to this Article VIII or to contribute pursuant to Section 8.4 below in any amount in excess of the amount by which the amount received by such Holder with respect to its sale of Registrable Securities pursuant to any Registration Statement exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission made in connection with such sale.
     8.3 Conduct of Indemnification Proceedings. If any claim, challenge, litigation, investigation or proceeding (including any governmental or regulatory investigation) shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of Section 8.1 or Section 8.2, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Person”) in writing; provided that (i) the omission to so notify the Indemnifying Person shall not relieve it from any liability that it may have hereunder except to the extent it has been prejudiced by such failure and (ii) the omission to so notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than on account of this Article VIII. In case any such claim, challenge, litigation, investigation or proceeding is brought against any Indemnified Person and it notifies the Indemnifying Person of the commencement thereof, the Indemnifying Person shall be entitled to participate therein and, to the extent that it may elect by written notice delivered to such Indemnified Person, to assume the defense thereof and retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person as contemplated by the preceding sentence or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Holders and such control Persons of the Holders shall be designated in writing by DBSI and any such separate firm for the Company, the directors and officers of the Company and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any pending or threatened proceeding effected without its prior written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify in accordance with, and subject to the limitations of, Section 8.1 and Section 8.2 above, as the case may be, any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld), effect any settlement of any pending proceeding in respect of which any Indemnified Person is a party or of any threatened proceeding in respect of which any Indemnified Person could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
     8.4 Contribution, etc.
     (a) If the indemnification provided for in this Article VIII is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Holder on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and such Holder on the other shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder and the parties’ relevant intent, knowledge, information and opportunity to correct or prevent such statement or omission.
     (b) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Article VIII were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to in this Section 8.4. The amount paid or payable by an Indemnified Person as a result of losses, claims, damages and liabilities referred to in this Section 8.4 shall be deemed to include, subject to the limitations set forth in Sections 8.1, 8.2 and 8.3 above, any reasonable legal or other reasonable out-of-pocket expenses incurred by such Indemnified Person not otherwise reimbursed in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VIII, in no event shall any Holder be required to contribute any amount in excess of the amount by which the amount received by such Holder with respect to its sale of Registrable Securities pursuant to any Registration Statement exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     (c) The remedies provided for in this Article VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.
     (d) The indemnity and contribution agreements contained in this Article VIII shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling any Holder or by or on behalf of the Company, the officers or directors of each of the Company or any other Person controlling the Company and (iii) the sale by a Holder of Registrable Securities covered by any Registration Statement.
ARTICLE IX
Free Writing Prospectuses
     Except as contemplated hereby, each Holder represents and agrees that it (i) shall not make any offer relating to the Registrable Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus, and (ii) has not distributed and will not distribute any written materials in connection with the offer or sale of Common Stock, in each case without the prior written consent of the Company and, in connection with any Underwritten Offering, the underwriters. Any such Free Writing Prospectus consented to by the Company and the underwriters, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping. The Company represents and agrees that it shall not make any offer relating to the Registrable Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus in connection with the offer or sale of Registrable Securities without the prior written consent of DBSI and SP, or if DBSI and SP is not requesting registration of any of its Registrable Securities, then the Majority Selling Holders of Registrable Securities that are registered under the Registration Statement at such time as the approval of counsel for the holders of Registrable Securities (selected in accordance with Section 7.4 of the Agreement) to be included in an Underwritten Offering and, in connection with any Underwritten Offering, the underwriters.
ARTICLE X
Rule 144
     With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of Registrable Securities to the public without registration, the Company agrees to (a) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; (b) upon written request of any Holder of Registrable Securities, furnish to such Holder promptly a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and such other reports and documents as any Holder reasonably may request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any Registrable Securities without registration; and (c) take such other actions as may be reasonably required by the Company’s transfer agent to consummate any distribution of Registrable Securities that may be permitted in accordance with the terms and conditions of Rule 144.
ARTICLE XI
Private Placement
     The Company agrees that nothing in this Agreement shall prohibit the Holders, at any time and from time to time, from selling or otherwise transferring Registrable Securities pursuant to a private placement or other transaction which is not registered pursuant to the Securities Act.
ARTICLE XII
Miscellaneous
     12.1 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given by (and shall be deemed to have been duly given) as follows: (i) at the time delivered by hand, if delivered personally; (ii) when sent via facsimile (with confirmation); (iii) five Business Days after being deposited in the mail, if sent postage prepaid, by registered or certified mail (return receipt requested); or (iv) on the next Business Day, if timely delivered to an express courier guaranteeing overnight delivery (with confirmation). Notices shall be directed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
     (a) If to:
Hayes Lemmerz International, Inc.
15300 Centennial Drive
Northville, MI 48167
Facsimile: (734) 737-5907
Attention: James A. Yost and Patrick Cauley
          with a copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
One Rodney Square
P.O. Box 636
Wilmington, DE 19899
Facsimile: (302) 651-3001
Attention: Robert B. Pincus
     (b) If to:
Deutsche Bank Securities Inc.
60 Wall Street, 44th Floor
New York, New York 10005
Facsimile: (212) 797-4666
Attention: Ray Costa and Charles J. Lanktree
          with a copy to:
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036-2787
Facsimile: (212) 354-8113
Attention: Gerard Uzzi and Colin Diamond
     (c) If to:
SPCP Group, LLC
Two Greenwich Plaza
First Floor
Greenwich, CT 06830-6353
Facsimile: (203) 542-4300 and (203) 542-4141
Attention: Jeff Forlizzi and Vick Sandhu, Esq.

          with a copy to:
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Facsimile: (212) 806-6006
Attention: Brett Lawrence
     (d) If to any Investor (other than DBSI and SP) to the address and facsimile number set forth on the signature pages hereto, or the signature page of any joinder agreement executed and delivered pursuant to Section 12.2.
     12.2 Additional Investors. Each Person who is a party to any Additional Investor Agreement executed prior to the consummation of the transactions contemplated by the EPCA, shall be deemed to be an Investor upon execution and delivery of a joinder agreement in the form of Exhibit B (the “Joinder Agreement”). Only Persons (other than the initial signatories hereto) that execute a Joinder Agreement shall be deemed to be Investors. Except to the extent limited in any other joinder agreement, each Person that so becomes an Investor after the date hereof shall be entitled to all rights and privileges of an Investor as if such Investor had been an original signatory to this Agreement.
     12.3 Other Registration Rights. Each Holder understands and acknowledges that the Company is party to a Registration Rights Agreement with AP Wheels, LLC dated July 1, 2004, and that all of the provisions hereof are subject to the terms of that agreement (the “Existing Registration Rights Agreement”).
     12.4 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.
     12.5 Assignment. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by a Holder to any third party who purchases Registrable Securities from the Holder, provided, however, that this Agreement and the rights, interests and obligations hereunder may be assigned, transferred or delegated by an Investor to any Affiliate of such Investor (provided, further, that any such transferee or assignee assumes the obligations of such Investor hereunder and agrees in writing to be bound by the terms of this Agreement in the same manner as the Investor pursuant to a properly completed agreement substantially in the form of Exhibit C). Notwithstanding the foregoing, DB and SP may each assign the rights, interests and obligations under this Agreement to one third party (who may be a different third party with respect to a sale by DB and a sale by SP) who purchases no less than 10 million Qualified Registrable Securities from either of such Persons provided that (i) such transferee of the Qualified Registrable Securities that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit C), and (ii) the Holder selling the Qualified Registrable Securities shall have delivered to the Secretary of the Company written notice of such transfer setting forth the name of such Holder, the name and address of the transferee and the number of Registrable Securities that shall have been so transferred. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the parties hereto and any Indemnified Person, each of which is an intended third-party beneficiary hereof.
     12.6 Entire Agreement. This Agreement (including the documents and instruments referred to in this Agreement) constitutes the entire agreement of the parties and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, the parties hereto acknowledge that any confidentiality agreements heretofore executed among the parties shall continue in full force and effect.
     12.7 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument, (A) signed by (i) the Company, and (ii) holders of a majority of the Registrable Securities; provided that without the consent of DBSI and SP, no provision of this Agreement relating to the rights of DBSI and SP, respectively, with respect to registration of its Registrable Securities hereunder, including without limitation its rights under Section 4.1(a)(x) or 4.1 (a)(y), shall be modified or amended or (B) in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor shall any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.
     12.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.
     12.9 Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE. EACH PARTY TO THIS AGREEMENT IRREVOCABLY SUBMITS TO THE JURISDICTION OF, AND VENUE IN, THE DISTRICT COURTS OF THE UNITED STATES SITTING IN THE STATE OF DELAWARE OR THE COURTS OF THE STATE OF DELAWARE AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.
     12.10 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     12.11 Specific Performance. The parties acknowledge and agree that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy, and, accordingly, the parties agree that, in addition to any other remedies, each will be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting bond.
     12.12 Termination. This Agreement may be terminated at any time by a written instrument signed by the parties hereto and shall also terminate automatically and be of no further force and effect in the event that the EPCA is terminated in accordance with its terms. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than the first proviso in Section 7.1(i), Section 7.4, Article VIII and Article XI hereof) shall terminate (i) if at any time after the date hereof, there are no Qualified Registrable Securities outstanding and (ii) with respect to any particular Holder, at such time when all of the Qualified Registrable Securities held by that Holder can be sold during a three-months period under Rule 144. In connection with any sales of Common Stock pursuant hereto, each Holder shall be deemed to have sold Qualified Registrable Securities prior to any sales of Registrable Securities.
     12.13 No Conflicting Rights. The Company shall not, on or after the date hereof, grant any registration or similar rights to any Person or amend any existing registration or similar rights previously granted by the Company, if such grant or amendment would conflict with or impair in any material respect the rights granted hereby.
[Signature Page Follows]

     IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ James A. Yost
	Name:	James A. Yost
	Title:	Vice President, Finance and Chief Financial Officer

INVESTORS DEUTSCHE BANK SECURITIES INC.
By:	/s/ Charles J. Lanktree
	Name:	Charles J. Lanktree
	Title:	Vice President

By:	/s/ Scott Martin
	Name:	Scott Martin
	Title:	Managing Director

SPCP GROUP, LLC
By:	/s/ Edward A. Mulé
	Name:	Edward A. Mulé
	Title:	Authorized Person

Each Investor party to any Additional Investor Agreement who shall sign a Joinder Agreement pursuant to Section 12.2 hereof.

EXHIBIT A
HAYES LEMMERZ INTERNATIONAL, INC.
Form of Selling Securityholder Notice and Questionnaire
     The undersigned beneficial owner (the “Selling Securityholder”) of common stock (the “Registrable Securities”), par value $0.01 per share, of Hayes Lemmerz International, Inc. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of [___], 2007 (the “Registration Rights Agreement”), among the Company and the Holders referred to therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
NOTICE
     The undersigned Selling Securityholder of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.
     Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against losses arising in connection with statements concerning the undersigned made in the Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.
     The undersigned Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:
QUESTIONNAIRE
     1. Name.
     (a) Full Legal Name of Selling Securityholder:

     (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

     (c) Full Legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

     (d) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

     2. Address for Notices to Selling Securityholder:

     Telephone:
     Fax:
     Email:
     Contact Person:
     3. Beneficial Ownership of Registrable Securities:
     Type and Principal Amount of Registrable Securities beneficially owned:

     4. Broker-Dealer Status:
     (a) Are you a broker-dealer?
     Yes ☐ No ☐

     Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
     (b) If you are a registered broker-dealer, do you consent to being named as an underwriter in the Registration Statement?
     Yes ☐ No ☐
     (c) Are you an affiliate of a broker-dealer?
     Yes ☐ No ☐
     If yes, please identify the registered broker-dealer with whom the Selling Securityholder is affiliated and the nature of the affiliation:

     (d) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
     Yes ☐ No ☐
     Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
     5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.
Except as set forth below in this Item 5, the undersigned Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with the Company:
Except as set forth below, neither the undersigned Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

     The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and at any time while the Registration Statement remains in effect.
     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:
By:
Name:
Title:

     PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: [___]

EXHIBIT B
FORM OF JOINDER AGREEMENT
     THIS JOINDER AGREEMENT is made and entered into by the undersigned with reference to the following facts:
     Reference is made to the Registration Rights Agreement, dated as of March 16, 2007, as amended (the “Registration Rights Agreement”), by and among Hayes Lemmerz International, Inc., a Delaware corporation, Deutsche Bank Securities Inc., SPCP Group, LLC and any other parties identified on the signature pages of any joinder agreements substantially similar to this Joinder Agreement executed and delivered pursuant to Section 12.2 of the Registration Rights Agreement. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed thereto in the Registration Rights Agreement.
     As a condition to the acquisition of ownership of the Common Stock in the amount specified below, the undersigned agrees as follows:
     1. The undersigned hereby agrees to be bound by the provisions of the Registration Rights Agreement and undertakes to perform each obligation as if an “Investor” thereunder and an original signatory thereto in such capacity.
     2. This Joinder Agreement shall bind, and inure to the benefit of, the parties hereto and their respective devisees, heirs, personal and legal representatives, executors, administrators, successors and assigns.
     3. This Joinder Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard or giving effect to its principles of conflicts of law.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement this, 200

(Print Name of Investor)
By:
Name:
Title:

Address and Facsimile Number for Notices:
I.R.S. I.D. #:
Acknowledged and Agreed by:

HAYES LEMMERZ INTERNATIONAL, INC.
By:
Name:
Title:

Exhibit C
AGREEMENT TO BE BOUND
BY THE REGISTRATION RIGHTS AGREEMENT
The undersigned, being the transferee of shares of the common stock, $0.01 par value per share (the “Registrable Securities”), of Hayes Lemmerz International, Inc., a Delaware corporation (the “Company”), as a condition to obtaining the benefits of the Registration Rights Agreement dated as of March 16, 2007 initially among the Company and the Holders referred to therein (the “Agreement”), acknowledges that matters pertaining to the registration of such Registrable Securities is governed by the Agreement, and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder by the terms of the Agreement, as the same has been or may be amended from time to time.
Agreed to this day of      ,      .
     *
*

*	Include address for notices.